Exhibit 10.9(a)
                             FIRST AMENDMENT TO THE
                         ARIZONA PUBLIC SERVICE COMPANY
                                 SEVERANCE PLAN



               Effective June 22, 1993, Arizona Public Service Company (the "Company") established the ARIZONA PUBLIC SERVICE COMPANY SEVERANCE PLAN (the "Plan"). By this instrument, the Company intends to amend the Plan to give certain employees who are displaced from their positions with the Company the option of electing a special benefit package and to make certain technical revisions.
               1. This Amendment shall amend only those Sections or subsections set forth herein, and those Sections or subsections not specifically amended hereby shall remain in full force and effect.
               2.     Section 1(f) is hereby amended in its entirety to
read as follows:
               (f) "Guideline" - The Arizona Public Service Company Workforce Management Guideline for Non-Management Employees and the Arizona Public Service Company Workforce Management Guideline for Management Employees, dated November 30, 1993, as the same may be amended from time to time.

               3. Section 2(b)(i) is hereby amended in its entirety as follows:
               (i) An employee who is offered a regular performance review position with a salary grade which is within one salary grade of the position held by the employee prior to receipt of notice of his displacement under the Guideline;

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               4.     Section 3 is hereby amended in its entirety to
read as follows:
               Section 3.  Participation
               -------------------------

               (a) An employee eligible to participate under Section 2 shall become a participant entitled to benefits under Section 4 of the Plan if, after being notified of coverage under Section 2, he (i) accepts, in writing on a form provided by the Company, during the Election Period, the severance benefits payable under Section 4, (ii) elects, if eligible, between the severance benefits described in Section 4(a) and the severance benefits described in Section 4(b), and (iii) executes a full waiver and release of claims in such form and containing such terms and conditions as may be acceptable to the Company.

               (b) An eligible employee under Section 2 who does not satisfy the requirements set forth in Section 3(a) (other than Section 3(a)(ii)) shall not be entitled to benefits under this Plan. An eligible employee under Section 2 who satisfies the requirements of Sections 3(a)(i) and
        (iii) but not Section 3(a)(ii) shall be deemed to have elected to receive benefits under Section 4(a).

               5.     Section 4 is hereby amended in its entirety to
read as follows:
               Section 4.  Amount of Severance Benefits.
               -----------------------------------------

               (a) Subject to Sections 4(b) and (c) and Section 5, participants shall receive the severance benefits described herein.

                    (i) Severance Pay. Each participant  shall receive severance pay equal to four (4) weeks of Base Pay, plus one (1) week of Base Pay for each Year of Service, up to a maximum of twenty-six
               (26) weeks of Base Pay.

                   (ii) Medical and Dental  Benefits.  Each  participant and his dependents shall continue to be covered by the medical plan and/or dental plan maintained by the Company which covered that participant and his dependents on the date on which the participant became entitled to benefits under the Plan as

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               described in this Section 4(a)(ii), provided that the participant authorizes deduction of his share of the cost of such continued coverage from the severance payments made to him pursuant to
               Section 4(a)(i).

                      During the  participant's  Severance  Period,  the Company will continue to pay the same percentage of the cost for continued coverage under the applicable medical plan and/or dental plan for such participant and his dependents as it pays for active employees and their dependents covered by that medical plan and/or dental plan, and the participant shall be responsible for paying the remaining cost of continued coverage under the Com- pany's medical plan and/or dental plan as determined by the Company through deduction from his severance pay. For purposes of satisfying the Company's obligation under COBRA to continue group health care coverage to the participant and his dependents as a result of the participant's termination of employment, the period during which the participant and his dependents continue to participate in the Company's medical plan and/or dental plan under this Section 4(a)(ii) shall be in addition to the period during which the participant and his dependents are entitled to continued coverage under the Company's medical plan and/or dental plan under COBRA. The participant and his dependents shall be responsible for paying the full cost of any continued coverage under the Company's medical plan and/or dental plan which is elected pursuant to COBRA after the end of the participant's Severance Period and the Company shall not contribute to the cost of such coverage.

                  (iii) Outplacement Services. Each participant shall be eligible for outplacement services following his termination of employment. The level of outplacement services provided to a participant will be determined by the Company based on the participant's job classification upon termination of employment. Outplacement services shall be provided by the individual or organization designated by the Company in its discretion.

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                   (iv) Training Assistance.  Each participant shall be eligible for up to One Thousand Dollars ($1,000.00) as reimbursement for tuition and related expenses (not including room and board) for classes completed by that participant within twelve (12) months follow- ing his termination of employment. Tuition and related expenses shall be eligible for reimbursement only if they are attributable to classes offered by an accredited post-secondary educational or vocational institution which will enhance the participant's existing job skills, allow the participant to develop new job skills or lead to an associate, bachelor or advanced degree for the participant.

               (b) Notwithstanding the foregoing and subject to Section 4(c) and
        Section 5, participants who were notified of their displacement from their positions with the Company during the period beginning April 15, 1994, and ending on May 30, 1994, and whose termination dates are not extended by the Company, may elect the following benefits in lieu of the benefits provided under Section 4(a).

                    (i) Severance Pay. Each participant  shall receive severance pay equal to four (4) weeks of Base Pay, plus one and one-half (1- 1/2) weeks of Base Pay for each Year of Service, up to a maximum of thirty-nine (39) weeks of Base Pay.

                   (ii) Medical and Dental  Benefits.  Each  participant and his dependents shall continue to be covered by the medical plan and/or dental plan maintained by the Company which covered that participant and his dependents on the date on which the participant became entitled to benefits under the Plan as described in this Section 4(b)(ii), provided that the participant authorizes deduction of his share of the cost of such continued coverage from the severance payments made to him pursuant to
               Section 4(b)(i).

                      During the  participant's  Severance  Period,  the Company will continue to pay the same percentage of the cost for continued coverage under the applicable medical plan and/or dental plan for such participant and his dependents as it pays for active employees

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               and their  dependents  covered by that medical plan and/or dental plan, and the participant shall be responsible for paying the remaining cost of continued coverage under the Com- pany's medical plan and/or dental plan as determined by the Company through deduction from his severance pay. For purposes of satisfying the Company's obligation under COBRA to continue group health care coverage to the participant and his dependents as a result of the participant's termination of employment, the period during which the participant and his dependents continue to participate in the Company's medical plan and/or dental plan under this Section 4(b)(ii) shall be in addition to the period during which the participant and his dependents are entitled to continued coverage under the Company's medical plan and/or dental plan under COBRA. The participant and his dependents shall be responsible for paying the full cost of any continued coverage under the Company's medical plan and/or dental plan which is elected pursuant to COBRA after the end of the par- ticipant's Severance Period and the Company shall not contribute to the cost of such coverage.

               (c) Notwithstanding Section 4(a) or Section 4(b), in no event will the value of the benefits payable under Section 4 exceed the participant's Maximum Permitted Benefit.

               6. The references in Section 5 and Section 8 to "Section 4(a)" are hereby changed to "Section 4(a)(i) or Section 4(b)(i)" and the references in
Section 8 to "Section 4(b)" are hereby changed to "Section 4(a)(ii) or Section 4(b)(ii)."
               7. The following sentence is hereby added to the third paragraph of Section 12:
        Any amendment to the Plan shall be in writing, approved by the Board and executed by a duly authorized officer of the Company.

               8.     This amendment shall be effective April 15, 1994.

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               Except as amended by this instrument, the Company hereby ratifies the Plan as adopted effective June 22, 1993.
               DATED:  8/19, 1994.
                                            ARIZONA PUBLIC SERVICE COMPANY



                                            By   Armando Flores
                                              --------------------------------
                                             Its
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